UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/12/2011

NUTRI SYSTEM INC DE
(Exact name of registrant as specified in its charter)

Commission File Number:  0-28551

DE	23-3012204
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Fort Washington Executive Center
600 Office Center Drive
Fort Washington, PA 19034
(Address of principal executive offices, including zip code)

215 706 5300
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

Item 5.07                      Submission of Matters to a Vote of Security Holders

Nutrisystem, Inc. (the "Company") held its annual meeting of stockholders on May 12, 2011. The following proposals were submitted by the Board of Directors to a vote of the Company's stockholders and the final results of the voting on each proposal are noted below.

Proposal 1        Election of Directors

The stockholders elected the following individuals to serve as Directors until the Company's 2012 Annual Meeting of Stockholders as follows:

Name                           Votes For                 Votes Withheld                 Broker Non-Votes

Robert F. Bernstock               12,877,994                 3,739,400                 7,297,718
Michael F. Devine, III            16,348,947                 268,447                   7,297,718
Laura W. Lang                      16,376,890                240,504                       7,297,718
Theodore J. (Ted) Leonsis   15,652,968                 964,426                       7,297,718
Warren V. (Pete) Musser   16,296,273               321,121                          7,297,718
Joseph M. Redling              16,154,608                 462,786                       7,297,718
Brian P. Tierney                 12,833,681                   3,783,713                    7,297,718
Stephen T. Zarrilli              16,368,002                249,392                         7,297,718

Proposal 2        Ratification of the Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011 as follows:

Votes For                 Votes Against                 Votes Abstained

23,733,902                148,135                          33,075

Proposal 3        Advisory vote approving the compensation paid to the named executive officers of the Company

The stockholders did not approve the compensation paid to the Company's named executive officers as disclosed in the Company's proxy statement as follows:

Votes For                 Votes Against                 Votes Abstained                 Broker Non-Votes

6,829,511                9,642,279                         145,604                            7,297,718

Proposal 4        Advisory Vote on the Frequency of Holding Future Advisory Votes on Executive Compensation

The stockholders voted to hold future advisory votes on executive compensation every year as follows:

One Year         Two Years         Three Years         Abstain        Broker Non-Votes

14,857,033        104,226                 1,539,420         116,715        7,297,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUTRI SYSTEM INC DE

Date: May 16, 2011	By:	/s/ David D. Clark
David D. Clark
Chief Financial Officer